FOR IMMEDIATE RELEASE

December 15, 2023

Utz Brands to Introduce Long-Term Growth Strategy at 2023 Investor Day

•Will Detail Plans to Expand Power Brands Outside Core Geography and Transform Supply Chain to Fuel Margin Improvements;
•Will Introduce New Three-Year Financial Targets; and
•Will Reaffirm Fiscal Year 2023 Outlook

HANOVER, PA., (BUSINESS WIRE) – Utz Brands, Inc. (NYSE: UTZ) (“Utz” or the “Company”), a leading U.S. manufacturer of branded salty snacks, will host its 2023 Investor Day today at the New York Stock Exchange, beginning at 9:30 am ET.

“Utz has some of America’s favorite snack brands, and over the past several years, we have simplified our portfolio and fundamentally evolved the business through capacity, distribution and capability investments,” said Howard Friedman, Chief Executive Officer of Utz. “We have laid a solid foundation for growth and see significant opportunities to increase value through geographic expansion, supply chain transformation initiatives and other productivity improvements. As the third largest Salty Snack platform in the U.S., and the only one focused solely on Salty Snacks, we have a compelling long-term growth opportunity, and we believe we have the right team and strategy in place to continue to win.”

Friedman continued, “As we look to the future, we will lean into the strength of our Power Brands, which include Utz®, Zapp’s®, Boulder Canyon®, and On The Border®, with increased marketing, cross-category innovation and market expansion across the U.S. In doing so, we expect our top-line growth to outpace the Salty Snack category and our bottom-line growth to generate outsized shareholder returns. We look forward to sharing more details around our long-term value creation plans at our Investor Day today.”

Topics to be covered at the Investor Day include:

•Focused Portfolio Strategy: Utz has further focused its brand portfolio that is diversified and clearly defined to meet various consumer needs. The Company will be accelerating investments in marketing and innovation to drive top-line growth and achieve share gains in the attractive Salty Snack category.

•Further Penetration of Expansion Geographies and Untapped Channels and Customers: There is a significant distribution opportunity outside the Company’s Core geography. Utz will outline efforts to further expand its Power Brands in Expansion geographies as well as efforts to hold share in its Core geographies.

•Supply Chain Transformation: The Company will detail efforts to transform its supply chain into a more cost-efficient and flexible system. As a result of continuous improvement projects and network optimization initiatives, the Company expects to deliver $135 million in cost savings1 over the next three years while deploying capital efficiently to achieve these cost savings and to provide capacity for growth, the details of which will be discussed in the Company’s presentation.
1Cost savings is measured assuming production levels and costs consistent with the Company’s forecasts.

•Leading Capabilities Utz has a dynamic, hybrid go-to-market model, which achieves broad distribution across channels and customers. The Company will be enhancing its independent operator Direct Store Distribution system to further improve execution and generate higher returns. Other organizational capabilities will be further strengthened while driving out costs.

•Improved Balance Sheet Flexibility. The Company will lay-out its plans to accelerate cash generation and to maintain a disciplined capital allocation approach, which will reduce leverage. Acquisitions will continue to be pursued opportunistically.

Reaffirms Fiscal Year 2023 Outlook

The Company today reaffirmed its previously issued full-year fiscal 2023 financial outlook announced in its press release issued on November 9, 2023:

•Net sales growth of 2% to 3% and Organic Net Sales growth of 3% to 4%

•Adjusted EBITDA growth of 8% to 11%

•Net Leverage Ratio below 4.5x by year-end fiscal 2023

With respect to projected fiscal 2023 Adjusted EBITDA , a quantitative reconciliation is not available without unreasonable efforts due to the high variability, complexity, and low visibility with respect to certain items which are excluded from Adjusted EBITDA. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future financial results.

New Three-Year Financial Targets

At today’s event, Utz plans to introduce the following three-year financial targets:

•4% to 5% Organic Net Sales growth (CAGR FY 2023 – FY 2026)

•~16% Adjusted EBITDA margin in FY 2026

•Double digit annual Adjusted Earnings per Share growth (CAGR FY 2023 – FY 2026)

•Net Leverage Ratio of ~3X by year-end 2026

With respect to projected fiscal 2026 Adjusted EBITDA margin, Adjusted Earnings per Share growth (CAGR FY 2023 – FY 2026) and Net Leverage Ratio, a quantitative reconciliation is not available without unreasonable efforts due to the high variability, complexity, and low visibility with respect to certain items which are excluded from Adjusted EBITDA and Adjusted Earnings. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future financial results.

Investor Webcast Details
The presentation will be broadcast online at https://investors.utzsnacks.com on December 15, 2023 from 9:30am to 12:00pm Eastern Time. Click on https://app.webinar.net/azvOL6X0qM4 to access the event. An on-demand replay of the presentations will be available starting at approximately 3:00PM Eastern Time on Friday, December 15th, 2023.

About Utz Brands, Inc.
Utz Brands, Inc. (NYSE: UTZ) manufactures a diverse portfolio of savory snacks through popular brands including Utz®, On The Border® Chips & Dips, Golden Flake®, Zapp’s®, Boulder Canyon®, Hawaiian Brand®, and TORTIYAHS!®, among others.

After a century with strong family heritage, Utz continues to have a passion for exciting and delighting consumers with delicious snack foods made from top-quality ingredients. Utz’s products are distributed nationally through grocery, mass merchandisers, club, convenience, drug, and other channels. Based in Hanover, Pennsylvania, Utz has multiple manufacturing facilities located across the U.S. to serve our growing customer base. For more information, please visit www.utzsnacks.com or call 1‐800‐FOR‐SNAX.

Investors and others should note that Utz announces material financial information to its investors using its investor relations website (https://investors.utzsnacks.com/investors/default.aspx), U.S. Securities and Exchange Commission filings, press releases, public conference calls, and webcasts. Utz uses these channels, as well as social media, to communicate with our stockholders and the public about the Company, the Company’s products and other Company information. It is possible that the information that Utz posts on social media could be deemed to be material information. Therefore, Utz encourages investors, the media, and others interested in the Company to review the information posted on the social media channels listed on Utz’s investor relations website.

Forward-Looking Statements

Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward-looking statements include the expected effects from the COVID-19 pandemic; future plans for the Utz Brands, Inc. (“the Company”), including plans related transformation of the Company’s supply chain, the Company’s geographic expansion, the Company’s product offerings and product mix, the Company’s ESG priorities, the Company’s cost savings plans and the Company’s logistics optimization efforts; the estimated or anticipated future results and benefits of the Company’s plans and operations; future capital structure; future opportunities for the Company; the effects of inflation or supply chain disruptions; statements regarding the Company’s project balance sheet and liabilities, including net leverage; and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control, including changes in consumer spending due to factors such as increasing household debt; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively, particularly in the Company’s Expansion geographies; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by actions by the Company’s competitors’ that result in the Company’s products not suitably differentiated from the products of their competitors; consolidation of key suppliers to the Company; inability of the Company to adopt efficiencies into its manufacturing processes, including automation and labor optimization, its network, including through plant consolidation and lowest landed cost for shipping its products, or its logistics operation; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the risk that the Company may not recognize the anticipated benefits of recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”), which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the ability of the Company to close planned acquisitions; changes in applicable law or regulations; costs related to the Business Combinations and other planned acquisitions; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended January 1, 2023, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law.

Non-GAAP Financial Measures
This press release includes certain financial measures not presented in accordance with GAAP, including, but not limited to, Organic Net Sales, Adjusted Gross Profit, Adjusted SD&A, EBITDA, Adjusted EBITDA, Normalized Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Earnings Per Share, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to the Company’s investor day presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

With respect to projected fiscal 2026 Adjusted EBITDA margin, Adjusted Earnings per Share growth (CAGR FY 2023 – FY 2026) and Net Leverage Ratio, a quantitative reconciliation is not available without unreasonable efforts due to the high variability, complexity, and low visibility with respect to certain items which are excluded from Adjusted EBITDA and Adjusted Earnings. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future financial results.

Utz uses the following non-GAAP financial measures in its financial communications, and in the future could use others:
•Organic Net Sales
•Adjusted Gross Profit
•Adjusted Gross Profit as % of Net Sales (Adjusted Gross Profit Margin)
•Adjusted Selling, Distribution, and Administrative Expense
•Adjusted Selling, Distribution, and Administrative Expense as % of Net Sales
•Adjusted Net Income
•Adjusted Earnings Per Share
•EBITDA
•Adjusted EBITDA

•Adjusted EBITDA as % of Net Sales (Adjusted EBITDA Margin)
•Normalized Adjusted EBITDA
•Net Leverage Ratio

Organic Net Sales is defined as net sales excluding the impact of acquisitions and excluding the impact of IO route conversions.

Adjusted Gross Profit represents Gross Profit excluding Depreciation and Amortization expense, a non-cash item. In addition, Adjusted Gross Profit excludes the impact of costs that fall within the categories of non-cash adjustments and non-recurring items such as those related to stock-based compensation, hedging and purchase commitments adjustments, asset impairments, acquisition, and integration costs, business transformation initiatives, and financing-related costs. Adjusted Gross Profit is one of the key performance indicators that our management uses to evaluate operating performance. We also report Adjusted Gross Profit as a percentage of Net Sales as an additional measure for investors to evaluate our Adjusted Gross Profit margins on Net Sales.

Adjusted Selling, Distribution, and Administrative Expense is defined as all Selling, Distribution, and Administrative expense excluding Depreciation and Amortization expense, a non- cash item. In addition, Adjusted Selling, Distribution, and Administrative Expenses exclude the impact of costs that fall within the categories of non-cash adjustments and non-recurring items such as those related to stock-based compensation, hedging and purchase commitments adjustments, asset impairments, acquisition and integration costs, business transformation initiatives, and financing-related costs. We also report Adjusted Selling, Distribution, and Administrative Expense as a percentage of Net Sales as an additional measure for investors to evaluate our Adjusted Selling, Distribution, and Administrative margin on Net Sales.

Adjusted Net Income is defined as Net Income excluding the additional Depreciation and Amortization expense, a non-cash item, related to the Business Combination with Collier Creek Holdings and the acquisitions of Kennedy Endeavors, Kitchen Cooked, Inventure, Golden Flake, Truco Enterprises, R.W. Garcia and Festida. In addition, Adjusted Net Income is also adjusted to exclude deferred financing fees, interest income, and expense relating to IO loans and certain non-cash items, such as those related to stock-based compensation, hedging, and purchase commitments adjustments, asset impairments, acquisition and integration costs, business transformation initiatives, remeasurement of warrant liabilities and financing-related costs. Lastly, Adjusted Net Income normalizes the income tax provision to account for the above-mentioned adjustments.

Adjusted Earnings Per Share is defined as Adjusted Net Income (as defined, herein) divided by the weighted average shares outstanding for each period on a fully diluted basis, assuming the Private Placement Warrants are net settled and the Shares of Class V Common Stock held by Continuing Members is converted to Class A Common Stock.

EBITDA is defined as Net Income before Interest, Income Taxes, and Depreciation and Amortization.

Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain non-cash items, such as stock-based compensation, hedging and purchase commitments adjustments, and asset impairments; acquisition and integration costs; business transformation initiatives; and financing-related costs. Adjusted EBITDA is one of the key performance indicators we use in evaluating our operating performance and in making financial, operating, and planning decisions. We believe Adjusted EBITDA is useful to the users of this release and financial information contained in the release in the evaluation of Utz’s operating performance compared to other companies in the salty snack industry, as similar measures are commonly used by companies in this industry. We have historically reported an Adjusted EBITDA metric to investors and banks for covenant compliance. We also provide in this release, Adjusted EBITDA as a percentage of Net Sales, as an additional measure for readers to evaluate our Adjusted EBITDA margins on Net Sales.

Normalized Adjusted EBITDA is defined as Adjusted EBITDA after giving effect to pre-acquisition Adjusted EBITDA of the Festida Foods and R.W. Garcia acquisitions, and the buyout of Clem and J&D Snacks.

Net Leverage Ratio is defined as Normalized Adjusted EBITDA divided by Net Debt. Net Debt is defined as Gross Debt less Cash and Cash Equivalents.

Management believes that the non-GAAP financial measures are meaningful to investors because they increase transparency and assist investors to understand and analyze our ongoing operational performance. The financial measures are shown as supplemental disclosures in this release because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company’s operations and, when considered with both the GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company’s business than could be obtained absent this disclosure. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company’s calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to have an understanding of the Company’s overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. As new events or circumstances arise, these definitions could change. When the definitions change, we will provide the updated definitions and present the related non-GAAP historical results on a comparable basis.

Utz Brands, Inc. Contact:

Investors
Kevin Powers
kpowers@utzsnacks.com

Media
Kevin Brick
kbrick@utzsnacks.com